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                                                                    EXHIBIT 99.1

                            Filed by Finisar Corporation pursuant to Rule 14a-12 under the Securites Exchange Act of 1934, as amended
                                                  Commission File No.: 000-27999


[FINISAR LOGO]                               [INFINEON TECHNOLOGIES LOGO]

Contact:                                     NEWS RELEASE

Steve Workman                                Barbara Reif
Senior VP Finance, Chief Financial Officer   Corporate Communications
Finisar Corporation                          Infineon Technologies
408-542-4102                                 +49 89 234 20166
steve.workman@Finisar.com                    or contacts of Christoph Liedtke

Shelby Palmer                                Dominik Asam
Investor Relations                           VP and Head of IMV
Finisar Corporation                          Infineon Technologies AG
408-542-5050                                 +49(0)89-234-26153
investor.relations@Finisar.com               investor.relations@Infineon.com

                 FINISAR AND INFINEON MODIFY TERMS OF AGREEMENT

SUNNYVALE, Calif.--(Market Wire) October 11, 2004-- Finisar Corporation (NASDAQ:
FNSR) and Infineon Technologies AG, Munich (FSE/NYSE: IFX) announced today that they have agreed to modify the terms of a previously announced agreement under which Finisar is to acquire Infineon's Fiber Optics Business Unit based in Berlin, Germany. The terms were modified in part due to the operating results for this business unit during the past six months. Under the terms of the modified agreement, Finisar will issue approximately 110 million shares of Finisar common stock to Infineon compared to approximately 135 million shares that would have been issuable under the original agreement. Following the transaction, Infineon will hold a 33 percent equity interest in Finisar. In addition, Infineon has agreed to provide financial assistance with respect to the costs of restructuring the operations of the Fiber Optics Business Unit and integrating those operations with Finisar's following the closing.

The transaction is subject to approval by Finisar's shareholders, applicable regulatory approvals and other customary closing conditions. Jerry Rawls, President and CEO of Finisar, and Frank Levinson, Chairman and Chief Technology Officer of Finisar, who own an aggregate of approximately 16% of the outstanding Finisar shares, have entered into agreements with Infineon to vote their shares in favor of the transaction. The companies have already received the required antitrust clearances in the U.S. and Europe.

As previously announced, the acquisition will involve the transfer of Infineon's fiber optic development, manufacturing, and certain marketing activities and approximately 1,200 employees. The Infineon Fiber Optics Business Unit develops, manufactures and markets a broad range of fiber optic datacom and telecom modules supporting the common MSA standards, BIDI components that allow bi-directional transmission on a single fiber for fiber-to-the-home applications
(FTTH), and plastic optical fiber (POF) components that are used in automotive applications, specifically, for entertainment and safety systems.

Pending the approval of Finisar's shareholders, the transaction is now expected to close in the fourth calendar quarter of this year.

At closing, Mr. Thomas Seifert, CEO of Infineon's Memory Products Group, is expected to join the Finisar Board of Directors.






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FINISAR AND INFINEON MODIFY TERMS OF AGREEMENT
PAGE 2

Deutsche Bank Securities is acting as sole financial advisor to Finisar. Citigroup Global Markets is acting as sole financial advisor to Infineon.

ABOUT FINISAR

Finisar Corporation (NASDAQ: FNSR) is a technology leader for fiber optic subsystems and network performance test systems. These products enable high-speed data communications for networking and storage applications over Gigabit Ethernet Local Area Networks (LANs), Fibre Channel Storage Area Networks
(SANs), and Metropolitan Area Networks (MANs) using IP and SONET/SDH-based protocols. The Company's headquarters is in Sunnyvale, California, USA. www.Finisar.com

ABOUT INFINEON

Infineon Technologies AG, Munich, Germany, offers semiconductor and system solutions for the automotive and industrial sectors, for applications in the wired communications markets, secure mobile solutions as well as memory products. With a global presence, Infineon operates in the US from San Jose, CA, in the Asia-Pacific region from Singapore and in Japan from Tokyo. In fiscal year 2003 (ending September), the company achieved sales of Euro 6.15 billion with about 32,300 employees worldwide. Infineon is listed on the DAX index of the Frankfurt Stock Exchange and on the New York Stock Exchange (ticker symbol:
IFX). www.Infineon.com.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Except for statements of historical fact, the statements contained in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Finisar's expectations, beliefs, intentions, or strategies regarding the future. All forward-looking statements included in this press release are based upon information available to Finisar as of the date hereof, and Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. These uncertainties include potential problems related to the assimilation and integration of the operations, technologies and products of Infineon's Fiber Optics Business, as well as risks associated with the rapidly evolving markets for Finisar's products and uncertainty regarding the development of these markets; Finisar's historical dependence on sales to a limited number of customers and fluctuations in the mix of customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; and intensive competition. Other risks relating to Finisar's business are set forth in Finisar's Annual Report on Form 10-K and other interim reports as filed with the Securities and Exchange Commission.

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ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release may be deemed to be solicitation material in respect of the proposed acquisition of the fiber optics business unit of Infineon Technologies AG by Finisar Corporation. In connection with the proposed transaction, Finisar has filed with the SEC a preliminary proxy statement regarding the proposed acquisition transaction on Schedule 14A. The information contained in the preliminary proxy statement is not complete and may be changed. Investors are urged to read the definitive proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information. The definitive proxy statement will be sent to the stockholders of Finisar seeking their approval of the issuance of Finisar common stock to Infineon in connection with the proposed transaction. You may obtain copies of documents filed with the SEC by Finisar free of charge by requesting them in writing from Finisar Corporation, Moffett Park Drive, Sunnyvale, California 94089, Attention: Investor Relations, or by telephone at 408-542-5050 or by email at investor.relations@finisar.com. In addition, you may obtain any of the documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov.

PARTICIPANTS IN SOLICITATION

Finisar and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Finisar in connection with the acquisition. Finisar's preliminary proxy statement filed with the SEC contains information regarding Finisar's directors, executive officers and employees and their interests in the solicitation